PIONEER INTEREST SHARES

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           SCHEDULED FOR JULY 25, 2003

         This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER INTEREST SHARES:

         The annual meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on July 25, 3003 at 2:00 p.m., Boston time, to consider the following:

1. To elect the seven trustees of the fund, as named in the attached proxy statement, to serve on the Board of Trustees until their successors have been duly elected and qualified.

2. To consider an amendment to a fundamental investment policy that would permit the fund greater flexibility in investing in cash and cash equivalents.

3. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSALS NOS. 1 AND 2.

         Shareholders of record as of the close of business on April 30, 2003 are entitled to vote at the meeting and any related follow-up meetings.

                                            By Order of the Board of Trustees,



                                            Joseph P. Barri, SECRETARY





Boston, Massachusetts
June 6, 2003



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                               PROXY STATEMENT OF

                             PIONEER INTEREST SHARES

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposal summarized below.

         THE FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS WHO WANT TO OBTAIN A COPY OF THE FUND'S REPORTS SHOULD DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE FUND, AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES AT 1-800-622-3265.

                                  INTRODUCTION

         This proxy statement is being used by the Board of Trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time, on July 25, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

         This proxy statement and the enclosed proxy card are being mailed to shareholders on or about June 6, 2003. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders.

                             WHO IS ELIGIBLE TO VOTE

         Shareholders of record of the fund as of the close of business on April 30, 2003 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to the shareholder's instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and in favor of proposal No.
2. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                          ELECTION OF BOARD OF TRUSTEES

         Shareholders of the fund are being asked to consider the election of seven nominees to the Board of Trustees of the fund. All of the nominees for election to the fund's Board currently serve as trustees for the fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

         The following table sets forth each nominee's position(s) with the fund, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940
(the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds").
The address of all Interested Trustees is 60 State Street, Boston, MA 02109.



----------------- ------------- -------------- ------------------------------------------ ----------------------
                                TERM OF
                  POSITION(S)   OFFICE AND                                                OTHER DIRECTORSHIPS
NAME, AGE AND     HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST FIVE   HELD BY THIS TRUSTEE
ADDRESS           THE FUND      TIME SERVED    YEARS                                      OR NOMINEE
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
----------------------------------------------------------------------------------------------------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
John F. Cogan,    Chairman of   Trustee        Deputy Chairman and a Director of          Director of Harbor
Jr. (76)*         the Board,    since 1993.    Pioneer Global Asset Management S.p.A.     Global Company, Ltd.
                  Trustee and   Serves until   ("PGAM"); Non-Executive Chairman and a
                  President     a successor    Director of Pioneer Investment
                                trustee is     Management USA Inc. ("PIM-USA");
                                elected or     Chairman and a Director of Pioneer and
                                earlier        the various Momentum Funds; Director of
                                retirement     Pioneer Alternative Investments;
                                or removal.    Director and Chairman of the Supervisory
                                               Board of Pioneer Czech Investment
                                               Company, a.s.; President of all
                                               of the Pioneer Funds; and Of
                                               Counsel (since 2000, partner
                                               prior to 2000), Hale and Dorr LLP
                                               (counsel to PIM-USA and the
                                               Pioneer Funds)
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------

----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
Mary K. Bush      Trustee       Trustee        President, Bush & Co. (international       Director and/or
3509 WOODBINE                   since 1997.    financial advisory firm)                   Trustee of Brady
STREET, CHEVY                   Serves until                                              Corporation
CHASE, MD 20815                 a successor                                               (industrial
(54)                            trustee is                                                identification and
                                elected or                                                specialty coated
                                earlier                                                   material products
                                retirement                                                manufacturer),
                                or removal.                                               Mortgage Guaranty
                                                                                          Insurance
                                                                                          Corporation, R.J.
                                                                                          Reynolds Tobacco
                                                                                          Holdings, Inc.
                                                                                          (tobacco) and
                                                                                          Student Loan
                                                                                          Marketing
                                                                                          Association
                                                                                          (secondary marketing
                                                                                          of student loans)
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
Richard H.        Trustee       Trustee        Alexander Graham Bell Professor of         None
Egdahl, M.D.                    since 1993.    Health Care Entrepreneurship, Boston
BOSTON                          Serves until   University; Professor of Management,
UNIVERSITY                      a successor    Boston University School of Management;
HEALTHCARE                      trustee is     Professor of Public Health, Boston
ENTREPRENEURSHIP                elected or     University School of Public Health;
PROGRAM, 53 BAY                 earlier        Professor of Surgery, Boston University
STATE ROAD,                     retirement     School of Medicine; University
BOSTON, MA 02215                or removal.    Professor, Boston University
(76)
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
Margaret B.W.     Trustee       Trustee        Founding Director, The Winthrop Group,     None
Graham                          since 1993.    Inc. (consulting firm); Professor of
1001 SHERBROOKE                 Serves until   Management, Faculty of Management,
STREET WEST,                    a successor    McGill University
MONTREAL,                       trustee is
QUEBEC, CANADA                  elected or
(55)                            earlier
                                retirement
                                or removal.
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
Marguerite A.     Trustee       Trustee        President and Chief Executive Officer,     None
Piret                           since 1993.    Newbury, Piret & Company, Inc.
ONE BOSTON                      Serves until   (investment banking firm)
PLACE, 28TH                     a successor
FLOOR, BOSTON,                  trustee is
MA 02108                        elected or
(54)                            earlier
                                retirement
                                or removal.
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
Stephen K. West   Trustee       Trustee        Senior Counsel, Sullivan & Cromwell (law   Director, The Swiss
125 BROAD                       since 1993.    firm)                                      Helvetia Fund, Inc.
STREET, NEW                     Serves until                                              (closed-end
YORK, NY 10004                  a successor                                               investment company)
(74)                            trustee is                                                and  AMVESCAP PLC
                                elected or                                                (investment managers)
                                earlier
                                retirement
                                or removal.
----------------- ------------- -------------- ------------------------------------------ ----------------------
----------------- ------------- -------------- ------------------------------------------ ----------------------
John Winthrop     Trustee       Trustee        President, John Winthrop & Co., Inc.       None
ONE NORTH                       since 1993.    (private investment firm)
ADGERS WHARF,                   Serves until
CHARLESTON, SC                  a successor
29401                           trustee is
(66)                            elected or
                                earlier
                                retirement
                                or removal.
----------------- ------------- -------------- ------------------------------------------ ----------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:



AUDIT

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

INDEPENDENT TRUSTEES

Mary K. Bush, Richard H. Egdahl,  Margaret B.W. Graham (Chair),
Marguerite A. Piret,  Stephen K. West and John Winthrop

NOMINATING

Mary K. Bush, Marguerite A. Piret (Chair) and John Winthrop

VALUATION

Mary K. Bush, Richard H. Egdahl (Chair), Stephen K. West and Marguerite A. Piret

POLICY ADMINISTRATION

Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham


During the most recent fiscal year, the Audit, Nominating, Valuation and Independent Trustees Committees held 11, 1, 8 and 11 meetings, respectively.

         All members of the Audit Committee are "independent", as defined in the applicable listing standard of the New York Stock Exchange. The Board of Trustees has adopted a charter for the Audit Committee, in effect as of April 30, 2003, which is attached as Appendix A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

         The Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission ("SEC").

         The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

         The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

         The Policy Administration Committee reviews the implementation of certain of the fund's administration policies and procedures.

         During the fiscal year ended December 31, 2002, the Board of Trustees held 8 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the fiscal year ended December 31, 2002. The following table indicates the value of shares that each trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of April 30, 2003.
Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on April 30, 2003.
The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on April 30, 2003. The dollar ranges in this table are in accordance with SEC requirements.

----------------------------- ---------------------------- ----------------------------
NAME OF TRUSTEE OR NOMINEE    Dollar   Range  of   Equity  Aggregate  Dollar  Range of
                              Securities in the Fund       Equity  Securities  in  All
                                                           Pioneer  Funds  Overseen or
                                                           to be  Overseen  by Trustee
                                                           or Nominee
----------------------------- ---------------------------- ----------------------------
---------------------------------------------------------------------------------------
                            INTERESTED TRUSTEE OR NOMINEE
---------------------------------------------------------------------------------------
----------------------------- ---------------------------- ----------------------------
JOHN F. COGAN                 $10,001-$50,000              over $100,000
----------------------------- ---------------------------- ----------------------------
---------------------------------------------------------------------------------------
                            INDEPENDENT TRUSTEE OR NOMINEE
---------------------------------------------------------------------------------------
----------------------------- ---------------------------- ----------------------------
MARY K. BUSH                  $1-$10,000                   $10,001-$50,000
----------------------------- ---------------------------- ----------------------------
----------------------------- ---------------------------- ----------------------------
RICHARD H. EGDAHL             $10,001-$50,000              $50,000-$100,000
----------------------------- ---------------------------- ----------------------------
----------------------------- ---------------------------- ----------------------------
MARGARET B. W. GRAHAM         $1-$10,000                   $10,001-$50,000
----------------------------- ---------------------------- ----------------------------
----------------------------- ---------------------------- ----------------------------
MARGUERITE A. PIRET           $1-$10,000                   $50,001-$100,000
----------------------------- ---------------------------- ----------------------------
----------------------------- ---------------------------- ----------------------------
STEPHEN K. WEST               $10,001-$50,000              $50,001-$100,000
----------------------------- ---------------------------- ----------------------------
----------------------------- ---------------------------- ----------------------------
JOHN WINTHROP                 $1-$10,000                   over $100,000
----------------------------- ---------------------------- ----------------------------


During the most recent fiscal year ending December 31, 2002, none of the trustees or any nominee for election as a trustee of the fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

o the IMMEDIATE FAMILY MEMBERS of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a CONTROL RELATIONSHIP means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a RELATED FUND is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD.

         During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD.

         During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o        the fund
o        an officer of the fund
o        a related fund
o        an officer of any related fund
o        Pioneer or PFD
o        an officer of Pioneer or PFD
o        any affiliate of Pioneer or PFD
o        an officer of any such affiliate

         During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds exceeded $60,000 in each of 2001 and 2002.

         During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o        Pioneer
o        PFD
o        UniCredito Italiano
o        any other entity in a control relationship with Pioneer or PFD

         None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o        the fund
o        any related fund
o        Pioneer
o        PFD
o        any affiliated person of the fund, Pioneer or PFD
o        UniCredito Italiano
o        any other entity in a control relationship to the fund, Pioneer or PFD


COMPLIANCE WITH SECTION 16(A) REPORTING REQUIREMENTS

         Section 16(a) of the Exchange Act requires the fund's executive officers, trustees and person who own more than ten percent of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

OTHER EXECUTIVE OFFICERS

         In addition to Mr. Cogan, who serves as an executive officer of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME (AGE), AND POSITION WITH THE FUND PRINCIPAL OCCUPATION(S)

JOSEPH P. BARRI (56)          Secretary of all of the Pioneer mutual funds;
                              SECRETARY and Partner, Hale and Dorr LLP.

VINCENT NAVE (57)             Vice President - Fund Accounting,
TREASURER                     Administration and Custody Services of Pioneer
                              (Manager from September 1996 to
                              February 1999); and Treasurer of all of
                              the Pioneer mutual funds (Assistant
                              Treasurer from June 1999 to November
                              2000).

ALAN JANSON (31)              Manager, Valuation Risk and Information
ASSISTANT TREASURER           Technology - Fund Accounting, Administration
                              and Custody Services of Pioneer since March
                              2002; and Assistant Treasurer of all of the Pioneer Funds since July 2002; Manager,
                              Valuation Risk and Performance Reporting of
                              Pioneer from June 2000 to February 2002; and
                              Member of Pioneer Pricing Group from 1996 to
                              2000 (promoted to manager in 1998).

LUIS I. PRESUTTI (37)         Assistant Vice President - Fund Accounting,
ASSISTANT TREASURER           Administration and Custody Services of Pioneer
                              (Fund Accounting Manager from 1994 to
                              1999); and Assistant Treasurer of all
                              of the Pioneer mutual funds since
                              November 2000.

GARY SULLIVAN (44)            Fund Accounting Manager - Fund Accounting,
ASSISTANT TREASURER           Administration and Custody Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer
                              Funds since May 2002.

DOROTHY E. BOURASSA (55)      Secretary of PIM-USA; Senior Vice President -
ASSISTANT SECRETARY           Legal of Pioneer; and Secretary/Clerk of most
                              of PIM-USA's subsidiaries since October
                              2000; Assistant Secretary of all of the
                              Pioneer mutual funds since November
                              2000; Senior Counsel, Assistant Vice
                              President and Director of Compliance of
                              PIM-USA from April 1998 through October
                              2000; and Vice President and Assistant
                              General Counsel, First Union
                              Corporation from December 1996 through
                              March 1998


COMPENSATION OF TRUSTEES AND OFFICERS

         The following table sets forth certain information with respect to the compensation of each trustee of the fund for the fiscal year ended December 31, 2002. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and (ii) attendance at meetings. The fund does not pay any salary or other compensation to its officers.

------------------------- -------------------------- ---------------------- -------------------------
                          PENSION OR RETIREMENT      BENEFITS               TOTAL COMPENSATION FROM
                          AGGREGATE COMPENSATION     ACCRUED AS PART OF     THE FUND AND OTHER
NAME OF TRUSTEE           FROM FUND                  FUND EXPENSES          PIONEER FUNDS**

------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
INTERESTED TRUSTEES:
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
John F. Cogan, Jr.*                         $500.00                  $0.00                $17,000.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Daniel T. Geraci*+                           500.00                   0.00                 17,500.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------

------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
INDEPENDENT TRUSTEES:
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Mary K. Bush                                $995.02                   0.00                103,625.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Richard H. Egdahl, M.D.                      995.02                   0.00                 99,375.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Margaret B.W. Graham                         995.02                   0.00                103,625.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Marguerite A. Piret                          995.02                   0.00                122,750.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
Stephen K. West                              995.02                   0.00                105,750.00
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
John Winthrop                                995.02                   0.00                110,500.00
                                             ------                   ----                ----------
------------------------- -------------------------- ---------------------- -------------------------
------------------------- -------------------------- ---------------------- -------------------------
                                          $6,970.12                  $0.00               $679,625.00
                                                                     -----
------------------------- -------------------------- ---------------------- -------------------------

         *        Under the management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
         **       There are 50 U.S. registered investment portfolios in the Pioneer Family of Funds.
         +        Mr. Geraci resigned as Trustee effective April 30, 2003.


INVESTMENT ADVISER AND ADMINISTRATOR
         Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to the fund.


REQUIRED VOTE

         In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the seven nominees receiving the greatest number of votes will be elected to the Board.


RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.



                                   PROPOSAL 2
                  AMENDMENT OF A FUNDAMENTAL INVESTMENT POLICY

         To achieve its investment objective, the fund primarily invests in securities issued by the U.S. government and its agencies, instrumentalities and sponsored entities and in investment grade debt securities, that is, securities rated BBB or better by Standard & Poor's Rating Group or Baa or better by Moody's Investor Services, Inc. The fund may also invest up to 20% of its total assets in below investment grade debt securities or unrated securities.

         In connection with its intention to invest primarily in investment grade instruments, the fund has had, since its inception, an investment policy that provides that at least 80% of the fund's total assets at the time of any investment must be invested in (i) investment grade debt securities, (ii) U.S. government securities and (iii) commercial paper. The intention of this policy was to keep the fund's investments focused (at least as to 80% of its assets) on liquid, investment grade investments. This policy is designated as fundamental, which means that it may not be changed without shareholder approval.

         The proposal is for clause (iii) of the policy to be revised to include, in addition to commercial paper, other money market instruments and cash items. Other money market instruments include, but are not limited to, repurchase agreements, certificates of deposit and bankers' acceptances. For purposes of the proposed policy, cash items include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments. The policy would also be re-designated as non-fundamental, which means that the trustees may revise it in the future without shareholder approval.



-------------------------------- ----------------------------------------------
CURRENT FUNDAMENTAL POLICY              PROPOSED NON-FUNDAMENTAL POLICY
-------------------------------- ----------------------------------------------
------------------------------------------------------------ ------------------
The fund will invest at least 80%       Normally, the fund will invest at least
of its total assets in (i)              80% of its total assets in (i) fixed-
investment grade debt securities,       income securities rated investment
that is, securities which are rated     grade at the time of acquisition,
Aaa, Aa, A or Baa by Moody's            (ii) U.S. Government securities and
Investors Service Inc. or AAA, AA       (iii) money market instruments and
A or BBB by Standard & Poor's           cash items.
Corporation; (ii) Obligations of the
U.S. Government or its agencies; or
(iii) commercial paper

------------------------------------------------------------ ------------------


         The proposed change is intended both to give the trustees greater flexibility to revise the fund's investment policies in the future and to clarify the application of the current test. By making the policy non-fundamental, the trustees would be able to revise the policy in the future to change the assets that are included within the 80% test or to change the percentage. However, the trustees do not currently contemplate making any material changes to the fund's primary investment policy, including its focus on investment grade securities. The wording of the current policy is somewhat antiquated and does not directly align with the fund's policy allowing up to 20% of its total assets to be invested in below investment grade securities.

         The proposed modifications to the current policy, including its designation as non-fundamental, could have the effect of increasing the portion of the fund's assets that are invested in below-investment grade securities. Below-investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." However, the fund has no current intention to modify its policy limiting below-investment grade securities to 20% of less of the fund's total assets at the time of acquisition.

         The trustees determined that it would be in the best interest of the fund to permit greater flexibility to the fund in connection with the 80% test and recommend that shareholders approve this change.

REQUIRED VOTE

         Since the current policy is designated as fundamental, adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting.

         If Proposal 2 is not approved by shareholders, the existing policy will continue in effect.

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 2.


                               AUDITOR INFORMATION

CHANGE IN INDEPENDENT AUDITORS

         On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

         AUDIT FEES

         The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the fund's annual financial statements for the year ended December 31, 2002 contained in the annual report filed by the fund were $14,400. There were no audit fees billed by Arthur Andersen LLP for the year ended December 31, 2002.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by Ernst & Young LLP or Arthur Andersen LLP for financial information system design and implementation for the fiscal year ended December 31, 2002.

         ALL OTHER FEES

         The aggregate fees billed for all other services rendered by Ernst & Young LLP and Arthur Andersen LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, other than the audit fees described above, during the fiscal year ended December 31, 2002 amounted to $7,700 (tax services to the fund) and $0, respectively.

         The Audit Committee of the Board has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the fund, Pioneer and any entity controlling, controlled by, or under common control with Pioneer that provides services to the fund, is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

         Representatives of Ernst & Young LLP will be available at the shareholder meeting (either in person or via telephone), will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

         As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. The holders of one-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

         To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,835,335 shares as nominee.

SHAREHOLDER PROPOSALS

         In order for a shareholder to nominate a candidate for election as a trustee at an annual meeting of shareholders or propose business for consideration at such meeting, the nomination or proposal must be received in writing by the Secretary of the fund at the fund's offices at 60 State Street, Boston, Massachusetts 02109 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Accordingly, a shareholder nomination or proposal to be considered at the 2004 Annual Meeting must be received by the Secretary after the close of business on February 6, 2004 and prior to the close of business on March 8, 2004.

         The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. The fund currently expects to hold the next annual shareholders' meeting on or about June 29, 2004, which date is subject to change. Shareholder proposals are subject to certain regulations under the federal securities laws.



PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal No. 1 and No. 2, as described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         One-third of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the meeting. In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does NOT have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by a majority of the votes cast at the meeting.

OTHER BUSINESS

         While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement and the attached notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The fund is unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number the sub-transfer agent, Mellon Investor Services LLC, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

         Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

(June 6, 2003)




          APPENDIX A - AUDIT COMMITTEE CHARTER (AS OF APRIL 30, 2003)



         FUNCTION. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

         PURPOSES.   The purposes of the Audit Committee are to:
         ---------

         1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

         2. discuss with the Funds' independent auditors their judgments about the quality of the Funds' accounting principles and underlying estimates as applied in the Funds' financial reporting;

         3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

         4. review and assess from time to time, as it deems necessary and appropriate:

                  (a)      brokerage and soft dollar arrangements of the Funds,

                  (b)      the utilization of the Funds' line of credit, and

                  (c)      "as of" gain/loss activity of the Funds;

         5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

         6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

         7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

         ACTIVITIES. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

                  (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

                  (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds'financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits; (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

                  (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

                  (d) review the fees charged by the auditors for audit and non-audit services;

                  (e) investigate improprieties or suspected improprieties in fund operations; and

                  (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         GOVERNANCE AND COMPENSATION. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

         The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

         Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

         INITIAL APPROVAL AND ANNUAL REVIEW OF CHARTER. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

PROXY

                 PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PIONEER INTEREST SHARES
                            TO BE HELD JULY 25, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, John A. Carey and David C. Phelan, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of my (our) fund to be held on July 25, 2003, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

                                                     CONTROL NUMBER:  999  9999
                                                                      9999  999



                                       NOTE: In signing, please write name(s)
                                       exactly as appearing hereon. When
                                       signing as attorney, executor,
                                       administrator or other fiduciary,
                                       please give your full title as such.
                                       Joint owners should each sign personally.

                                       _________________________________
                                       Signature


                                       _________________________________
                                       Signature of joint owner, if any


                                       _________________________________
                                       Date




        PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE: [box]




1. To elect trustees to serve on              FOR    WITHHOLD      FOR ALL
the Board of Trustees until their             ALL    ALL           EXCEPT
successors have been duly elected                             (as marked below)
and qualified. The nominees for
trustees are:                                [box]    [box]       [box]


01.  M.K. Bush       02. J.F. Cogan, Jr.
03. Dr. R.H. Egdahl  04. M.B.W. Graham
05. M.A. Piret       06. S.K. West
07. J. Winthrop

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

_______________________________________

                                              FOR      AGAINST      ABSTAIN

2. To approve an amendment to a
fundamental investment policy that           [box]       [box]       [box]
would permit the fund greater
flexibility in investing cash and
cash equivalents


                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD




                                                                      PIS_13237